UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

April 22, 2025
Date of report (Date of earliest event reported)

RENASANT CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	001-13253	64-0676974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 Troy Street, Tupelo, Mississippi 38804-4827
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (662) 680-1001
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $5.00 par value per share	RNST	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
Renasant Corporation (“Renasant”) (held its 2025 Annual Meeting of Shareholders on April 22, 2025. Proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to Renasant’s solicitations. At the meeting, shareholders voted on the following proposals:
1.To elect 14 directors, each to serve a one-year term;
2.To approve an amendment to Renasant’s Articles of Incorporation, as amended (the “Articles”), to increase the number of shares of Renasant common stock, par value $5.00 per share, authorized for issuance from 150 million shares to 250 million shares;
3.To approve an amendment to the Articles to eliminate the personal liability of Renasant directors for monetary damages for their actions, or failure to act, as directors in accordance with Mississippi law, subject to certain exceptions;
4.To adopt a non-binding, advisory resolution approving the compensation of Renasant’s named executive officers in 2024; and
5.To ratify the appointment of HORNE LLP as Renasant’s independent registered public accountants for 2025.
All of Renasant’s nominees for directors as listed in the proxy statement were elected with the following vote:

	For	Votes Withheld
Kevin D. Chapman	51,879,072	1,127,711
Donald Clark, Jr.	51,232,546	1,774,237
M. Ray (Hoppy) Cole, Jr.	51,879,078	1,127,705
John M. Creekmore	47,134,470	5,872,313
Albert J. Dale, III	51,770,831	1,235,952
Jill V. Deer	51,776,267	1,230,516
Connie L. Engel	52,689,592	317,191
Neal A. Holland, Jr.	46,449,542	6,557,241
Jonathan A. Levy	52,688,290	318,493
E. Robinson McGraw	52,138,905	867,878
Renee Moore	52,707,874	298,909
Ted E. Parker	52,735,738	271,045
Sean M. Suggs	52,641,417	365,366
C. Mitchell Waycaster	52,284,237	722,546
There were 4,712,855 broker non-votes for each director on these proposals.
The amendment to the Articles to increase the number of authorized shares for issuance from 150 million to 250 million was approved with the following vote:

For	Against	Abstentions	Broker Non-Votes
56,803,535	857,178	58,925	—

The amendment to the Articles to eliminate the liability of Renasant directors, subject to certain exceptions, was approved with the following vote:

For	Against	Abstentions	Broker Non-Votes
51,634,181	1,286,585	86,017	4,712,855
The non-binding, advisory resolution approving the compensation of Renasant’s named executive officers in 2024 was approved with the following vote:

For	Against	Abstentions	Broker Non-Votes
50,705,744	2,019,717	281,322	4,712,855
The appointment of HORNE LLP as Renasant’s independent registered public accountants for 2025 was ratified with the following vote:

For	Against	Abstentions	Broker Non-Votes
56,691,219	966,018	62,401	—

Item 9.01.    Financial Statements and Exhibits.
    (d)    The following exhibits are furnished herewith:
    Exhibit No.    Description
104        The cover page of Renasant Corporation’s Form 8-K is formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION
Date: April 25, 2025	By:	/s/ C. Mitchell Waycaster
C. Mitchell Waycaster
Chief Executive Officer